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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT





    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934.



Date of Report (Date of earliest event reported):  DECEMBER 16, 1996




                        THE IMMUNE RESPONSE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission file number 0-18006


               DELAWARE                            33-0255679
(State or Other Jurisdiction of       (IRS Employer Identification Number)
 Incorporation or Organization)




                     5935 DARWIN COURT, CARLSBAD, CA  92008
                    (Address of Principal Executive Offices)
                                   (Zip Code)



                            TELEPHONE (619) 431-7080
              (Registrant's Telephone Number, Including Area Code)



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                        THE IMMUNE RESPONSE CORPORATION

                                   FORM 8-K/A

                                 CURRENT REPORT


                               TABLE OF CONTENTS

                                                                     PAGE


Item 4.       Change in Registrant's Certifying Accountants            3

Item 7.       Financial Statements and Exhibits                        3



Signature                                                              4









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Item 4.          Change in Registrant's Certifying Accountants

The Immune Response Corporation (the "Company") is filing this report on Form 8-K/A to report a change in certifying accountants, with the firm of Ernst & Young LLP being replaced by Arthur Andersen LLP, effective December 16, 1996.

         (a) The following sets forth the information required by item 304(a)(1) of Regulation S-K:

                 (i) On December 16, 1996, Ernst & Young LLP was dismissed as the Company's principal accountant.

                 (ii) Ernst & Young LLP reports on the financial statements for the Company's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles.

                 (iii) The decision to change accountants was approved by the audit committee of the Company's Board of Directors.

                 (iv) During the Company's two most recent fiscal years and subsequent interim periods, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure.

                 (v) During the Company's two most recent fiscal years and subsequent interim periods, there have occurred none of the "reportable events" listed in Item 304(a)(1)(v)(A-D) of Regulation 8-K.

         (b) The Company has requested and received from Ernst & Young LLP the letter required by Item 304(n)(3) of Regulation S-K. Such letter is filed as Exhibit 16.1 to this report, and states that Ernst & Young LLP agrees with the statements made by the Company in this report in response to Item 304(a)(1) of Regulation S-K.

         (c) The following sets forth the information required by Item 304(a)(2) of Regulation S-K:

         The Company has retained Arthur Andersen LLP as its principal accountants, effective December 16, 1996.

Item 7.          Financial Statements and Exhibits

The following exhibit is filed with this report:

Exhibit No                Description

16.1                      Letter Regarding Change in Certifying Accountant








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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 THE IMMUNE RESPONSE CORPORATION





Date:   12/23/96                                   s/Charles J. Cashion
     ----------------------------                  ----------------------------
                                                   Charles J. Cashion
                                                   Vice President, Finance,
                                                   Secretary and Treasurer










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